UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. )
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[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to §240 Rule 14a-12
HESKA CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3760 Rocky Mountain Avenue
Loveland, Colorado 80538

October [•], 2021

Dear Heska Corporation Stockholder:

I am pleased to invite you to attend the Special Meeting of Stockholders of Heska Corporation. The meeting is to be held on Monday, November 22, 2021, at 9:00 a.m., MST, virtually. The meeting is online only, with no physical meeting location. You will be able to attend the meeting, vote your shares, and submit questions by logging on to https://meetnow.global/MATPTUJ.

We encourage you to indicate your voting preferences as soon as possible as described in the enclosed proxy statement if you do not plan to attend the Special Meeting virtually.

Details regarding the Special Meeting and the business to be conducted are more fully described in the accompanying Notice of Special Meeting and Proxy Statement. This Notice and all proxy materials in connection with this Special Meeting are available at https://materials.proxyvote.com/42805E.

Your vote is important, so please act at your first opportunity. Whether or not you plan to virtually attend the Special Meeting, I hope you will indicate your voting preferences as soon as possible. You may vote by proxy or virtually at the Special Meeting. Please review the instructions in the Proxy Statement and on the proxy card regarding your voting options.
Thank you for your ongoing support of, and continued interest in, Heska Corporation.
Sincerely,
Scott W. Humphrey
Chair of the Board of Directors,
Heska Corporation

Loveland, Colorado

YOUR VOTE IS IMPORTANT
___________________

In order to ensure your representation at the Special Meeting if you will not attend virtually, please follow the corresponding instructions on any enclosed proxy card to indicate your voting preferences.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders of Heska Corporation to be held on November 22, 2021. The Proxy Statement and the Proxy Card are available at https://materials.proxyvote.com/42805E.

TIME	9:00 a.m., MST, on Monday, November 22, 2021
PLACE	Virtually, at https://meetnow.global/MATPTUJ
ITEMS OF BUSINESS	1.	To approve an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of each class of our common stock by 6,750,000 shares.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
RECORD DATE	You can vote if you were an eligible stockholder at the close of business on September 30, 2021.
VOTING BY PROXY	If you do not plan to attend the Special Meeting, please submit a proxy card appointing a proxy as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card or the enclosed materials.

October [•], 2021	By Order of the Board of Directors

Christopher D. Sveen Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary, Heska Corporation; President, Diamond Animal Health

-i-

PROXY STATEMENT
ABOUT THE SPECIAL MEETING

This proxy statement is being furnished to holders of all classes of common stock, $0.01 par value per share, of Heska Corporation ("Heska" or the "Company"). Proxies are being solicited on behalf of the Board of Directors of the Company (the "Board") to be used at the Special Meeting of Stockholders (the "Special Meeting") to be held virtually on Monday, November 22, 2021, at 9:00 a.m., MST. Stockholders may participate online by logging onto https://meetnow.global/MATPTUJ, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the Special Meeting, you will need the 15-digit control number included in the Notice of Internet Availability of Proxy Materials or on the proxy card that you request and receive by mail or email. There will be no physical meeting location.

At the Special Meeting, you will be asked to approve an amendment to our Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of each class of our common stock by 6,750,000 shares.
This proxy statement and the accompanying proxy card are being made available to our stockholders of record entitled to vote at the Special Meeting on or about October [•], 2021.

We are furnishing proxy materials to most of our stockholders via the Internet by mailing a Notice of Internet Availability of Proxy Materials, instead of mailing copies of those materials. The Notice of Internet Availability of Proxy Materials directs stockholders to a website where they can access our proxy materials and view instructions on how to vote via the Internet, mobile device, or by telephone. The Notice of Internet Availability of Proxy Materials also includes information on how to attend the meeting virtually and vote online. If you received a Notice of Internet Availability of Proxy Materials and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on Monday, November 22, 2021:
______________

The proxy statement and proxy card are available at https://materials.proxyvote.com/42805E.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE SPECIAL MEETING
Q:    Why am I receiving these materials?
A:    The Board is providing these proxy materials for you in connection with Heska’s upcoming Special Meeting. Eligible stockholders of record as of the close of business on September 30, 2021 (the “Record Date”), are invited to attend the Special Meeting and are entitled and requested to vote on the items of business to be conducted at the Special Meeting.
Q: Why did I receive a Notice of Internet Availability of Proxy Materials regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?
A:    In accordance with the rules of the Securities
and Exchange Commission, instead of mailing a printed copy of our proxy materials to all of our stockholders, we have elected to furnish such materials to selected stockholders by providing access to these documents over the Internet through the notice and access process. Accordingly, commencing on or about October [•], 2021, we sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to most of our stockholders. These stockholders have the ability to access the proxy materials on a website referred to in the Notice and to download printable versions of the proxy materials or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy of the materials from us may be found in the Notice.

Q: When and where is the Special Meeting?
A:    The Special Meeting will be held virtually, at https://meetnow.global/MATPTUJ, on Monday, November 22, 2021, at 9:00 a.m., MST. To participate in the Special Meeting, you will need the 15-digit control number included in the Notice or on the proxy card that you request and receive by mail or email.
Q:    What information is contained in our proxy materials?
A:    The information included in this proxy statement relates to the proposal to be voted on at the Special Meeting.
Q:    What items of business will be voted on at the Special Meeting?
A:    The item of business scheduled to be voted on at the Special Meeting is:
(1)To approve an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of each class of our common stock by 6,750,000 shares.
We will also transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.
Q:    How does the Board recommend I vote on the proposal?
A:    The Board recommends that you vote FOR the amendment to the Charter to increase the number of authorized shares of each class of our common stock.
Q:    What classes of stock does Heska's Charter authorize?
A:    Our Charter authorizes three classes of stock. First, our Charter authorizes a class of Traditional Common Stock and defines it as the "Original Common Stock". We will refer to this class of stock in these proxy materials as the "Original Common Stock." Second, our Charter authorizes a class of Public Common Stock and defines it as the "Common Stock" or the "NOL Restricted Common Stock." We will refer to this class of stock in these proxy materials as the "Public Common Stock" or the "NOL Restricted Common Stock." Third, our Charter authorizes a class of Preferred Stock. We shall refer to this class of stock in these proxy materials as the "Preferred Stock." For the purpose of these proxy materials, references to "Common Stock" shall mean collectively Original Common Stock and Public Common Stock.
Q:    Who is an eligible stockholder entitled to vote at the Special Meeting?
A:    Stockholders of record of our Common Stock as of the close of business on September 30, 2021, the record date, will be entitled to notice of, and to vote at, the Special Meeting. If your shares of Common Stock are registered directly in your name with Computershare Trust Company, N.A. ("Computershare"), our registrar and transfer agent, you are considered a stockholder of record with respect to those shares. Some stockholders hold shares through a bank, broker, or other nominee, and are often said to hold these shares in “street name.” These stockholders are considered “beneficial owners” of those shares of Common Stock. If you held shares of Common Stock as a beneficial owner in street name as of the close of business on September 30, 2021, you must obtain a legal proxy, executed in your favor, from the holder of record of those shares at that time to be entitled to vote those shares of Common Stock at the Special Meeting. Each stockholder is entitled to one vote for each share of Common Stock held on the Record Date. As of the Record Date, 10,700,534 shares of our Common Stock were issued and outstanding; and no shares of Preferred Stock were issued and outstanding. A list of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting and for ten days prior to the meeting during normal business hours at our offices at 3760 Rocky Mountain Avenue, Loveland, Colorado 80538. As a result of the ongoing COVID- 19 pandemic, we expect that our offices may generally remain closed through the date of the Special Meeting. If you wish to examine the list, you may contact our Corporate Secretary, and arrangements will be made for you to review the list.
    If you own Common Stock of record, you will be able to virtually gain entry to the Special Meeting by entering the 15-digit control number found on the Notice. If you own Common Stock in street name, in order to gain entry you must present proof of beneficial stock ownership as of the record date to Computershare prior to the Special Meeting.
Q:    Can eligible stockholders who are unable or unwilling to attend the Special Meeting vote?
A:    Yes, such stockholders may vote by proxy.
Q:    How can I direct a vote by proxy?
A:    If you are a record holder you may: (a) indicate your voting preferences, sign and date each proxy card by following the corresponding instructions on each proxy card you receive by request and return each such proxy card in the postage prepaid envelope or by other means acceptable to Computershare; (b) indicate your voting preferences via the telephone by following the corresponding instructions; (c) indicate your voting preferences via the Internet prior to the Special Meeting by following the corresponding instructions on the Notice; or (d) vote during the Special Meeting by clicking the "Cast Your Vote" link.
    If you have shares held in street name, you should indicate your vote for the shares via any procedure(s) adopted by your broker, bank or other nominee. These may include directing proxy votes by mail, telephone or the internet.
Q:    How can I change my proxy vote or revoke my proxy?
A:    If you are a record holder, you have the right to revoke your proxy and change your voting instructions at any time before the meeting by notifying our Secretary, returning a later-dated proxy card, updating your vote via the telephone by following the corresponding instructions or updating your vote via the Internet by following the corresponding instructions on the Notice. You may also revoke your proxy and change your vote by voting at the Special Meeting.
    For shares held in street name, you should follow any corresponding procedure(s) adopted by your broker, bank or other nominee.
Q:    Who can help answer my questions?
A:    If you have any questions about the Special Meeting or how to vote or revoke your proxy, you should contact:
Heska Corporation
Attn: Secretary
3760 Rocky Mountain Avenue
Loveland, Colorado 80538
(970) 493-7272
InvestorRelations@Heska.com
    If you need printed copies of this proxy statement or voting materials, please contact our Secretary as described above.
Q:    What does it mean if I get more than one proxy card?
A:    It probably means that you hold shares of Common Stock in more than one account. Direct your votes on all proxies to ensure that all of your shares are voted if you do not plan to attend the Special Meeting.
Q:    Who will serve as inspector of elections?
A:    The inspector of elections will be a representative of Computershare, our registrar and transfer agent.
Q:    How do you expect votes will be counted for quorum and other purposes?
A:    Shares underlying proxies containing directions indicating a “for”, “against”, or “abstain” vote, as well as any legitimate proxies without any voting instructions, will be counted as “present” for purposes of determining a quorum.
    If you hold shares in street name through a broker, bank or other nominee, your broker, bank or nominee may not be permitted by law, rule or policy to exercise voting discretion with respect to certain matters to be acted upon. If you do not give your broker, bank or nominee specific instructions, your underlying shares may not be voted on those matters, potentially resulting in so-called "broker non-votes." Brokers will have discretionary authority to vote on Proposal 1 and accordingly, there will be no broker non-votes for this proposal unless a broker does not receive voting instructions and chooses not to exercise its discretionary voting authority with respect to this proposal.
    We suggest you clearly indicate your voting preferences to help ensure your voting preferences are accurately recorded.
Q:    What are the quorum and voting requirements for the Special Meeting?
A:    The holders of a majority of the issued and outstanding shares of our Common Stock, present virtually or represented by proxy at the Special Meeting, will constitute a quorum for the transaction of business at the Special Meeting.
    The Charter amendment and resulting increase in number of authorized shares presented in Proposal No. 1 is to be approved by an affirmative vote of a majority of our outstanding shares of Common Stock (an “Absolute Majority”). Abstentions and broker non-votes will have the same effect as a vote against this proposal.
Q:    What happens if additional matters are presented at the Special Meeting?
A:    Other than the specific item of business described in this proxy statement, we are not aware of any other business to be acted upon at the Special Meeting. If other business properly comes before the Special Meeting, the persons named in the form of proxy will vote in accordance with their best judgment.
Q:    Where can I find the voting results of the meeting?
A:    We intend to announce preliminary voting results at the Special Meeting, and publish final voting results in a Current Report on Form 8-K (a "Form 8-K") to be filed with the SEC within four business days after the Special Meeting. If final voting results are not available within four business days after the Special Meeting, we intend to publish preliminary voting results in a Form 8-K to be filed with the SEC on the fourth business day following the Special Meeting and then publish final voting results in a Form 8-K to be filed with the SEC within four business days following the final voting results becoming known.
Q:    Who bears the costs of soliciting votes for the Special Meeting?
A:    Heska is making this solicitation and will pay the entire cost of the solicitation. If requested, certain of our directors and employees may solicit proxies on our behalf in person, by mail, telephone, email, facsimile or other means. No additional compensation will be paid to these people for such solicitation. We have engaged Morrow Sodali LLC, 470 West Ave., Stamford, CT 06902 ("Morrow Sodali") to solicit proxies on our behalf for a fee of $12,500, plus variable amounts for additional proxy solicitation services. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSALS TO BE VOTED ON
PROPOSAL NO. 1
APPROVAL OF THE AMENDMENT TO OUR CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF EACH CLASS OF OUR COMMON STOCK BY 6,750,000 SHARES
What am I voting on?

You are voting to approve an amendment (the "Amendment") to increase by 6,750,000 shares the number of authorized shares of each class of the Company’s Common Stock from 13,250,000 shares to 20,000,000 shares (the "Authorized Share Increase"). The Board has unanimously approved the proposed Amendment to effect the Authorized Share Increase and recommends that you vote FOR the approval and adoption of the Amendment. The form of the proposed Amendment is attached to this proxy statement as Appendix A and is incorporated herein by reference.

What is the purpose of the Amendment?

The Board believes that the availability of additional authorized shares of Common Stock will provide the Company with additional flexibility to issue stock for various general corporate purposes as the Board may determine desirable for future corporate needs. No changes would be made to the Preferred Stock, including the number of shares authorized or any preferences or rights associated with Preferred Stock, under the Amendment.

Our Charter currently authorizes the issuance of 29,000,000 shares, consisting of 13,250,000 shares of Original Common Stock, 13,250,000 shares of NOL Restricted Common Stock and 2,500,000 shares of Preferred Stock. Pursuant to our Charter, our NOL Restricted Common Stock automatically converts into an equivalent number of shares of Original Common Stock on the date that the transfer restrictions on the NOL Restricted Common Stock terminate, and we are required at all times to have reserved for issuance the number of shares of Original Common Stock sufficient to permit conversion of the NOL Restricted Common Stock.

As of September 30, 2021, we had 10,700,534 shares of NOL Restricted Common Stock outstanding, no shares of Original Common Stock outstanding but 10,700,534 shares of Original Common Stock reserved for issuance upon conversion of currently outstanding NOL Restricted Common Stock and we had zero treasury shares. We also had an aggregate of 412,735 shares authorized for issuance under the Company’s Equity Incentive Plan of which approximately 303,434 shares had previously been issued under the Equity Incentive Plan or were reserved for issuance pursuant to outstanding awards under the Equity Incentive Plan, leaving approximately 109,301 shares of Common Stock available for future issuance under the Equity Incentive Plan. As of September 30, 2021, we had 193,217 shares reserved for issuance under our Employee Stock Purchase Plan and 1,344,086 shares reserved for issuance upon conversion of our 3.750% Convertible Senior Notes due 2026. As a result of the foregoing, as of September 30, 2021, we had 211,845 shares unissued and unreserved.

How will the Amendment provide the Company flexibility in corporate planning and strategies?

The stockholders’ approval of additional authorized but unissued shares of Common Stock under the Amendment is important to the Company for a number of reasons. It would allow the Company to complete future acquisitions of other businesses or products not currently owned by the Company, establish strategic partnerships, complete equity financings, provide equity incentives to new and existing employees, pay stock dividends, and effect stock splits and other recapitalizations. From time to time the Company considers these types of transactions as market conditions or other opportunities arise.

It can become increasingly important to have additional shares available in the event the Board needs to undertake any of the foregoing actions on an expedited basis and thus avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock. Such additional authorized shares may be issued for such purposes and for such consideration as the Board may determine without further stockholder approval, unless stockholder approval is required by applicable law or the requirements of the Nasdaq Stock Market or any national securities exchange on which our securities may be listed from time to time.

The Company has no present arrangement, agreement, understanding or plan for the issuance of any additional shares of Common Stock proposed to be authorized by the Amendment. Nevertheless, the Board believes that the currently available unissued shares of Common Stock do not provide sufficient flexibility for corporate action in the future.

What are the anticipated effects of the Amendment and any additional anti-takeover considerations on existing stockholders of the Company?

If the Amendment is approved, except as may be required by law or the listing requirements of Nasdaq Stock Market, no further stockholder approval would be required prior to the issuance of the additional shares authorized by the Amendment. Upon issuance, the additional shares of authorized Common Stock would have rights identical to the currently outstanding shares of the Company’s Common Stock. Adoption of the Amendment would not have an immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. As is true for shares presently authorized but unissued, however, the future issuance of Common Stock authorized by the Amendment may, among other things, dilute the earnings per share of Common Stock, decrease existing stockholders’ percentages of equity ownership, dilute the voting rights of existing stockholders and, depending on the price at which they are issued, could have a negative effect on the market price of the Company’s Common Stock. Current stockholders have no preemptive or similar rights. Accordingly, current stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership thereof.

If the Board determines that a hostile takeover attempt or a change in control of management of the Company is not in the best interest of the Company’s stockholders, the Board could use the additional shares of Common Stock that would become available for issuance if this Proposal is approved, to oppose, delay or prevent such attempted takeover or change, which could discourage certain transactions in which our stockholders might otherwise receive a premium for their shares over the then current market prices. The authorization of such Common Stock alone, however, will have no current anti-takeover effect. No hostile take-over attempts are, to our management’s knowledge, currently threatened or anticipated.

Am I entitled to dissenters or appraisal rights in connection with the proposed Amendment?

The holders of shares of our Common Stock will have no dissenters rights of appraisal under Delaware law, our Charter or our Bylaws with respect to the Amendment to effect the Authorized Share Increase.

How does the Board recommend that I vote?

The Board recommends that you vote FOR the Amendment to effect the Authorized Share Increase.

OTHER MATTERS
The Board knows of no other business to be transacted at the Special Meeting.
OTHER INFORMATION

Stock Ownership of Management and Certain Beneficial Owners

The following table sets forth information as of September 30, 2021 (except where otherwise noted), regarding the beneficial ownership of shares of Common Stock by each director of the Company, by each named executive officer ("Named Executive Officers"), by all current Directors and Executive Officers of the Company as a group, and by each person who is known by us to be the beneficial owner of more than 5% of our Common Stock. We had 10,700,534 shares of Common Stock outstanding on September 30, 2021.
Beneficial Ownership Table

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)	Percentage Beneficially Owned (1)
BlackRock, Inc. (2)	1,437,124	13.4%
55 East 52nd Street
New York, NY 10055

Alger Associates, Inc. (3)	1,197,758	11.2%
360 Park Avenue South
New York, NY 10010

Nine Ten Capital Management LLC (4)	815,318	7.6%
1603 Orrington Ave Ste 1650
Evanston, IL 60201

The Vanguard Group (5)	550,717	5.1%
100 Vanguard Blvd.
Malvern, PA 19355

Named Executive Officers and Directors
Robert L. Antin (6)	1,082	*
Stephen L. Davis (6)	1,946	*
Mark F. Furlong (6)	3,619	*
Joachim A. Hasenmaier (6)	897	*
Scott W. Humphrey (6)	5,774	*
Sharon J. Larson (6)	11,072	*
David E. Sveen, Ph.D. (6)(7)	41,974	*
Kevin S. Wilson (6)(8)	708,458	6.6%
Catherine I. Grassman (6)	38,913	*
Steven M. Eyl (6)	89,851	*
Nancy Wisnewski, Ph.D. (6)	165,847	1.5%
Eleanor F. Baker (6)	21,031	*
All Directors and Executive Officers as a Group	1,110,478	10.2%
(13 Persons) (6)(7)(8)
________________________________________________________
*    Amount represents less than 1% of our common stock.
(1)To our knowledge and unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to securities. Shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 30, 2021 without further action by Heska's Stockholders are deemed outstanding and beneficially owned by the person holding such option for purposes of computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)Based upon information derived from an amended Schedule 13G/A filed by BlackRock, Inc. on January 26, 2021 for holdings on December 31, 2020. The filing reports sole voting power with respect to 1,405,049 shares and sole dispositive power with respect to 1,437,124 shares.
(3)Based upon information derived from an amended Schedule 13G filed by Alger Associates, Inc. on February 16, 2021 for holdings on December 31, 2020. The securities reported are beneficially owned by one or more open-end investment companies or other managed accounts that are investment management clients of Fred Alger Management, LLC (“FAM”), a registered investment adviser. FAM is a 100% owned subsidiary of Alger Group Holdings, LLC (“AGH”), a holding company. AGH is a 100% owned subsidiary of Alger Associates, Inc., a holding company.
(4)Based upon information derived from a Schedule 13G filed by Nine Ten Capital Management LLC on February 12, 2021 for holdings on December 31, 2020.
(5)Based upon information derived from a Schedule 13G/A filed by The Vanguard Group on February 10, 2021 for holdings on December 31, 2020. The filing reports shared voting power with respect to 11,599 shares, sole dispositive power with respect to 532,259 shares, and shared dispositive power with respect to 18,458 shares.
(6)Includes shares owned, as well as unvested shares and exercisable options that are exercisable within 60 days of September 30, 2021 in the following amounts: Mr. Antin, 662 shares; Mr. Davis, 662 shares; Mr. Furlong, 662 shares; Dr. Hasenmaier, 662 shares; Mr. Humphrey, 662 shares; Ms. Larson, 4,233 shares; Dr. David Sveen, 9,233 shares; Mr. Wilson, 312,125 shares; Ms. Baker, 19,472 shares; Mr. Eyl, 75,097 shares; Ms. Grassman, 34,927 shares; Dr. Wisnewski, 111,329 shares; all Directors and Executive Officers as a group, 588,042 shares.
(7)Includes 14,285 shares held by Bethany Creek Partners, LP and 7,143 shares held by Lindberg Capital Partners, LP. Dr. Sveen is a general partner of, and an investor in, both Bethany Creek Partners, LP and Lindberg Capital Partners, LP.
(8)Mr. Wilson is the spouse of Mrs. Wilson who owns Heska Corporation shares. Mr. Wilson, Mrs. Wilson and trusts for the benefit of their children and family own a 100% interest in Cuattro, LLC. Includes 162,763 shares held by Cuattro, LLC, 7,000 shares owned by Mrs. Wilson, and 138,743 shares held by the Wilson Family Trust. Mr. Wilson disclaims beneficial ownership of the shares held by Mrs. Wilson.

The Company knows of no arrangements which would result in a change in control of the Company at any future date.

Stockholder Proposals

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the written proposal must be received by our Secretary at our principal executive offices under either (1) Rule 14a-8 (a "Rule 14 Proposal") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (2) the Bylaws of Heska (a "Bylaws Proposal"). A Rule 14 Proposal must be received by our Secretary at our principal executive offices no later than November 25, 2021. If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable period of time before we begin to print and mail our proxy materials. Such proposals will also need to comply with Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a Bylaws Proposal, the stockholder must deliver a written notice of intent to propose such action in accordance with our Bylaws, which in general require that the notice be received by us not less than 60 days nor more than 90 days prior to the first anniversary of the date on which notice of the prior year's annual meeting was mailed to stockholders. This means that for the 2022 Annual Meeting of Stockholders, any such proposal must be received no earlier than December 25, 2021 and no later than January 24, 2022.

Director Nominees: You may propose Director candidates for consideration by the Board's Corporate Governance Committee. Any such recommendations should be directed to our Secretary at our principal executive offices. In addition, you may nominate a Director for consideration by Heska's stockholders if you give timely and adequate notice to our Secretary of your intention to make such nomination in accordance with our Bylaws, which require that the notice be received by the Secretary within the time periods described above under "Stockholder Proposals" and with the detail regarding your nomination as is required by our Bylaws.

Copy of Bylaw Provisions: You may contact our Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating Director candidates. A copy of our current Bylaws has also been filed with the SEC and is included as an exhibit with our 2020 Form 10-K for the year ended December 31, 2020. This document is accessible at the website of the SEC at www.sec.gov.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Heska and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent to such householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy statement, or if you are receiving multiple copies of the Notice or proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Investor Relations, Heska Corporation, 3760 Rocky Mountain Avenue, Loveland, Colorado 80538, by calling (970) 493-7272, or by emailing InvestorRelations@Heska.com.

BY ORDER OF THE BOARD OF DIRECTORS

Christopher D. Sveen
Executive Vice President, Chief Administrative Officer,
General Counsel and Corporate Secretary
Heska Corporation
President, Diamond Animal Health

A copy of this proxy statement requested in relation to the November 22, 2021 Special Meeting of our stockholders is available without charge upon written request to: Morrow Sodali LLC, 470 West Ave., Stamford, CT 06902. Stockholders may call Morrow Sodali at 1-800-662-5200 and brokers and banks may call Morrow Sodali at 1-203-658-9400.

APPENDIX A
CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED,
OF
HESKA CORPORATION
Heska Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify:

1.This Certificate of Amendment to the Corporation’s Restated Certificate of Incorporation, as amended (the "Certificate"), has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

2.This Certificate of Amendment to the Certificate amends Article IV of the Certificate by deleting the existing Paragraph A of Article IV in its entirety and substituting therefor a new Paragraph A of Article IV, to read in its entirety as follows:

Authorized Stock. The total authorized stock of the Corporation, which shall be an aggregate of 42,500,000 shares, shall consist of three classes: (i) a first class consisting of 20,000,000 shares of Traditional Common Stock having a par value of $0.01 per share (the "Original Common Stock"); (ii) a second class consisting of 20,000,000 shares of Public Common Stock having a par value of $0.01 per share (the "Common Stock" or "NOL Restricted Common Stock" and, together with the Original Common Stock, the "Common Stock Securities"); and (iii) a third class consisting of 2,500,000 shares of Preferred Stock having a par value of $0.01 per share (the "Preferred Stock").

3.    This Certificate of Amendment to the Certificate shall become effective at the time this Certificate of Amendment to the Certificate is filed with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate to be executed by a duly authorized officer on this [•] day of [•], 2021.

Heska Corporation
By:___________________
Name: ________________
Title: ________________

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PROXY CARD

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/HSKA** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/HSKA

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposal: The Board of Directors recommends a vote "FOR" for the following:

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The Special Meeting of Stockholders of Heska Corporation will be held on Monday, November 22, 2021 at 9:00 AM MST virtually via the internet at https://meetnow.global/MATPTUJ.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/HSKA

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Heska Corporation

NOVEMBER 22, 2021 SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Catherine I. Grassman and Christopher D. Sveen, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of the Common Stock of Heska Corporation, a Delaware corporation (the ***"Company"***), held of record by the undersigned on September 30, 2021, at the Special Meeting of Stockholders (the ***"Special Meeting"***) to be held virtually at 9:00 a.m., MST on Monday, November 22, 2021 or at any adjournment or postponement thereof, with all the powers that the undersigned would have if personally present at the meeting. The undersigned represents that the undersigned is a Stockholder entitled to vote at the Special Meeting. The Company's Restated Certificate of Incorporation, as amended, defines two classes of stock as "Common Stock Securities"; this proxy card will refer to these two classes of stock collectively as ***"Common Stock"***.

The undersigned hereby acknowledges receipt of the Company Notice of Special Meeting and Proxy Statement (the "Proxy Materials"), dated on or about October [•], 2021. Unless otherwise stated on this Proxy Card, all defined terms in the Proxy Materials shall be so defined on this Proxy Card. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Heska Corporation, gives notice of such revocation. **This proxy when properly executed will be voted in accordance with the specifications made by the undersigned stockholder on the matter(s) specified, and grant discretionary authority as to any and all other matters that may properly come before the meeting. If direction is not given, this proxy will be voted as the Board of Directors recommends. A proxy marked "abstain" on a given matter or a proxy that does not indicate a single preference other than "abstain" on a given matter will not be treated as present and entitled to vote on such matter and will be interpreted as a forfeiture of the right to vote such matter regardless of the direction made, if any.**

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.